SUMMARY PROSPECTUS

OCTOBER 1, 2010

VALIC COMPANY I CAPITAL CONSERVATION FUND

(TICKER: VCCCX)

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and the above-incorporated information online at http://www.valic.com/InvestmentProducts_82_285848.html. You can also get this information at no cost by calling 800-448-2542 or by sending an e-mail request to Forms.Request@valic.com. The Fund’s Statutory Prospectus and Statement of Additional Information dated October 1, 2010, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Fund is offered only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Company and its affiliates and to qualifying retirement plans and IRAs and is not intended for use by other investors. The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Objective

The Fund seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.69%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 170% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests in investment grade bonds to seek to provide you with the highest possible total return from current income and capital gains while preserving your investment. To increase the Fund’s earning potential, the sub-adviser may use a small part of the Fund’s assets to make some higher risk investments, as described herein. The sub-adviser may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective.

The Fund invests at least 75% of the Fund’s total assets, at the time of purchase, in investment-grade, intermediate- and long-term corporate bonds, as well as securities issued or guaranteed by the U.S. Government, mortgage- backed securities, asset-backed securities, collateralized mortgage obligations, and high quality money market securities.

The Fund may also invest in investment grade U.S. dollar denominated emerging market debt in an amount which is the greater of up to 5% of total assets or the percentage represented within the Barclays Capital U.S. Aggregate Bond Index.

The Fund may acquire common stocks by conversion of income bearing securities or by exercising warrants attached to income bearing securities. The Fund may hold up to 10% of its assets in common stocks. The Fund may invest in credit default swaps (up to 10% of net assets), loan assignments (up to 15% of net assets) and unseasoned issuers (up to 10% of net assets).

VALIC COMPANY I CAPITAL CONSERVATION FUND

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Active Trading Risk: High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk: The issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Foreign Investment Risk: Investment in foreign securities involve risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Interest Rate Risk: The value of fixed income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day.

Mortgage Risk: Mortgage-related securities are similar to other debt securities in that they are sensitive to interest rates. Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be non-guaranteed securities issued by private issuers.

Non-Mortgage Asset-Backed Securities Risk: Certain non-mortgage asset-backed securities are issued by private parties rather than the U.S. Government or its agencies or government-sponsored entities. If a private issuer fails to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

VALIC COMPANY I CAPITAL CONSERVATION FUND

Unseasoned Issuer Risk: Significant exposure to unseasoned companies (those with less than a three-year operating history and newly public companies) may expose the Fund to increased risk because these companies may not have established products or an earnings history and their stocks may lack liquidity and be very volatile.

U.S. Government Obligations Risk: Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Barclays Capital U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2002, The Variable Annuity Life Insurance Company (“VALIC”) was the manager of the Fund. PineBridge Investments, LLC (and its predecessors) (“PineBridge”) assumed sub-advisory duties effective January 1, 2002.

During the periods shown in the bar chart, the highest return for a quarter was 5.62% (quarter ending September 30, 2009) and the lowest return for a quarter was -2.55% (quarter ending June 30, 2004). For the year-to-date through June 30, 2010, the Fund’s return was 5.20%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years
Fund	11.02%	3.50%	5.12%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is subadvised by PineBridge.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Dana G. Burns	2008	Vice President and Portfolio Manager

John Dunlevy, CFA	2009	Managing Director and Head of Securitized Products

Robert Vanden Assem, CFA	2002	Managing Director and Head of Investment Grade Fixed Income

Purchases and Sales of Fund Shares

Shares of the Fund may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies. Shares of the Fund may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Fund does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information

The Fund will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

VALIC COMPANY I CAPITAL CONSERVATION FUND

Payments to Broker-Dealers and

Other Financial Intermediaries

The Fund is not sold directly to the general public but instead is offered to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans and IRAs. The Fund and its related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Fund as underlying investment option in a variable contract. Visit your sponsoring insurance company’s website for more information.